EX-99.o9

                     AMENDMENT NO. 8 TO MULTIPLE CLASS PLAN
                                       OF
                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                       AMERICAN CENTURY MUTUAL FUNDS, INC.
               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

      THIS AMENDMENT NO. 8 TO MULTIPLE CLASS PLAN is made as of the 1st day of June, 2000, by each of the above named corporations (the "Issuers"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Multiple Class Plan.

                                    RECITALS

      WHEREAS, the Issuers are parties to a certain Multiple Class Plan dated as of May 31, 1996, amended June 13, 1997, September 30, 1997, June 30, 1998,
November 13, 1998, January 29, 1999, July 30, 1999 and November 19, 1999 (the "Plan"); and

      WHEREAS, American Century World Mutual Funds, Inc., has added two new series, Life Sciences Fund and Technology Fund (the "Funds"), offering multiple classes; and

      WHEREAS, the parties desire to amend the Plan to adopt the Plan on behalf of the Funds.

      NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

      1. American Century World Mutual Funds, Inc. hereby adopts the Plan on behalf of the Funds, in accordance with Rule 18f-3 under the 1940 Act and on the terms and conditions contained in the Plan.

      2. Schedule A to the Plan is hereby amended by deleting the text thereof in its entirety and inserting in lieu therefor the Schedule A attached hereto.

      3. After the date hereof, all references to the Plan shall be deemed to mean the Multiple Class Plan, as amended by Amendment No. 8.

      4. In the event of a conflict between the terms of this Amendment No.8 and the Plan, it is the intention of the parties that the terms of this Amendment No. 8 shall control and the Plan shall be interpreted on that basis. To the extent the provisions of the Plan have not been amended by this Amendment No. 8, the parties hereby confirm and ratify the Plan.

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      5. This Amendment No. 8 may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

      IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 8 as of the date first above written.

                                   AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                                   AMERICAN CENTURY MUTUAL FUNDS, INC.
                                   AMERICAN CENTURY STRATEGIC ASSET
                                     ALLOCATIONS, INC.
                                   AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.


                                   BY: /s/ David C. Tucker
                                       David C. Tucker
                                       Vice President of each of the Issuers

                                   SCHEDULE A

               Companies and Funds Covered by this Multiclass Plan

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                                            Investor    Institutional   Service     Advisor
Fund                                         Class          Class        Class       Class
-------------------------------------------------------------------------------------------
AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
    Equity Income Fund                        Yes            Yes          Yes         Yes
    Value Fund                                Yes            Yes          Yes         Yes
    Real Estate Fund                          Yes            Yes          No          Yes
    Small Cap Value Fund                      Yes            Yes          No          Yes
    Equity Index Fund                         Yes            Yes          No          No
    Large Cap Value Fund                      Yes            Yes          No          Yes

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AMERICAN CENTURY MUTUAL FUNDS, INC.
    Balanced Fund                             Yes            Yes          Yes         Yes
    Growth Fund                               Yes            Yes          Yes         Yes
    Heritage Fund                             Yes            Yes          Yes         Yes
    Intermediate-Term Bond Fund               Yes            No           Yes         Yes
    Limited-Term Bond Fund                    Yes            No           Yes         Yes
    Bond Fund                                 Yes            No           Yes         Yes
    Select Fund                               Yes            Yes          Yes         Yes
    Ultra Fund                                Yes            Yes          Yes         Yes
    Vista Fund                                Yes            Yes          Yes         Yes
    Giftrust Fund                             Yes            No           No          No
    New Opportunities Fund                    Yes            No           No          No
    High-Yield Fund                           Yes            No           No          Yes
    Tax-Managed Value Fund                    Yes            Yes          No          Yes
    Veedot Fund                               Yes            Yes          No          Yes
    Veedot Large-Cap Fund                     Yes            Yes          No          Yes

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AMERICAN  CENTURY STRATEGIC ASSET
ALLOCATIONS, INC.
    Strategic Allocation: Aggressive          Yes            No           Yes         Yes
    Strategic Allocation: Conservative        Yes            No           Yes         Yes
    Strategic Allocation: Moderate            Yes            No           Yes         Yes
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AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
    International Growth Fund                 Yes            Yes          Yes         Yes
    International Discovery Fund              Yes            Yes          Yes         Yes
    Emerging Markets Fund                     Yes            Yes          Yes         Yes
    Global Growth Fund                        Yes            Yes          No          Yes
    Life Sciences Fund                        Yes            Yes          No          Yes
    Technology Fund                           Yes            Yes          No          Yes
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


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